Exhibit 10.2

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED

LOAN, SECURITY AND GUARANTEE AGREEMENT

This SECOND AMENDMENT TO SECOND AMENDED AND RESTATED LOAN, SECURITY AND GUARANTEE AGREEMENT (this “Amendment”) is entered into as of June 11, 2015, among MCJUNKIN RED MAN CORPORATION, a Delaware corporation (“MRMC”), GREENBRIER PETROLEUM CORPORATION, a West Virginia corporation (“Greenbrier”), MCJUNKIN RED MAN DEVELOPMENT CORPORATION, a Delaware corporation (“McJunkin Development”), MIDWAY – TRISTATE CORPORATION, a New York corporation (“Midway”), MILTON OIL & GAS COMPANY, a West Virginia corporation (“Milton”), MRC MANAGEMENT COMPANY, a Delaware corporation (“Management”), RUFFNER REALTY COMPANY, a West Virginia corporation (“Ruffner”), and THE SOUTH TEXAS SUPPLY COMPANY, INC., a Texas corporation (“South Texas” and together with MRMC, Greenbrier, McJunkin Development, Midway, Milton, Management and Ruffner, the “U.S. Borrowers”), MRC GLOBAL AUSTRALIA PTY LTD (f/k/a MRC Transmark Pty Ltd), a company incorporated under the laws of Australia with ACN 080 156 378 (the “Australian Borrower”), MRC TRANSMARK NV, a limited liability company organized under the laws of Belgium with company number 0415.104.174 RLE Antwerp (the “Belgian Borrower”), MRC GLOBAL ULC, an unlimited liability corporation organized under the laws of Alberta, Canada and formerly known as MRC Canada ULC (the “Canadian Borrower”), MRC TRANSMARK B.V., a limited company organized under the laws of the Netherlands and registered with the Dutch trade register under number 39054351 (the “Dutch Borrower”), MRC GLOBAL NORWAY AS, a limited liability company incorporated under the laws of Norway (“MRC Global Norway”), MRC SOLBERG & ANDERSEN AS, a limited liability company incorporated under the laws of Norway (“Solberg”), MRC ENERGY PIPING AS, a limited liability company incorporated under the laws of Norway (“Energy Piping”), MRC TEAMTRADE AS, a limited liability company incorporated under the laws of Norway (“Teamtrade” and together with MRC Global Norway, Solberg and Energy Piping, the “Norwegian Borrowers”), MRC FLANGEFITT LIMITED, a company incorporated in England and Wales with company number 01922173 (“Flangefitt”), MRC TRANSMARK LIMITED, a company incorporated in England and Wales with company number 03471259 (“Transmark UK”), and MRC TRANSMARK (DRAGON) LIMITED, a company incorporated in England and Wales with company number 03797606 (“Dragon UK” and together with Flangefitt and Transmark UK, the “UK Borrowers”; and collectively with the Australian Borrower, the Belgian Borrower, the Canadian Borrower, the Dutch Borrower, the Norwegian Borrowers and the U.S. Borrowers, the “Borrowers” and each, a “Borrower”), MRC GLOBAL INC., a Delaware corporation, as a Guarantor, the financial institutions party hereto as Lenders, and BANK OF AMERICA, N.A., a national banking association, in its capacity as administrative agent, security trustee and collateral agent for itself and the other Secured Parties (“Agent”).

RECITALS:

A. Borrowers, Guarantors, Agent and the financial institutions named therein as lenders (the “Lenders”) are parties to that certain Second Amended and Restated Loan, Security and Guarantee Agreement dated as of July 18, 2014 (as amended to date, the “Loan

Agreement”), pursuant to which the Lenders agreed to make Revolver Loans and provide certain other credit accommodations to the Borrowers. Unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Loan Agreement.

B. Borrowers have requested that Agent and Required Lenders (i) agree to certain amendments to the Loan Agreement in order to permit cash dividends on MRC Global’s preferred stock and (ii) make certain other changes to the Loan Agreement as set forth herein.

C. Required Lenders have agreed to such amendments subject to the terms and conditions set forth herein.

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers, Guarantors, Agent and Required Lenders party hereto hereby agree as follows:

Section 1. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Loan Agreement shall be amended effective as of the Second Amendment Effective Date in the manner provided in this Section 1.

1.1 Amendments to Section 1.1. Section 1.1 of the Loan Agreement shall be amended to restate the definitions set forth below in their entirety to read as follows:

Belgian Dominion Account: each special account established by the Belgian Domiciled Loan Parties at Bank of America over which Agent or European Security Trustee has springing or exclusive control for withdrawal purposes.

Consolidated Fixed Charges: for any period, the sum, without duplication, of (a) Consolidated Interest Expense, (b) scheduled payments of principal on Consolidated Total Debt, (c) the aggregate of all unfinanced capital expenditures of MRC Global and its Restricted Subsidiaries during such period determined on a consolidated basis, (d) the portion of taxes attributable to MRC Global and its Restricted Subsidiaries based on income actually paid in cash and provisions for cash income taxes, and (e) cash dividends paid by MRC Global in respect of the Preferred Stock.

Dutch Dominion Account: each special account established by the Dutch Domiciled Loan Parties at Bank of America over which Agent or European Security Trustee has springing or exclusive control for withdrawal purposes.

1.2 Further Amendment to Section 1.1. Section 1.1 of the Loan Agreement shall be amended to add the following definition in appropriate alphabetical order:

Preferred Stock: 363,000 shares of 6.5% Series A Convertible Perpetual Preferred Stock sold pursuant to that certain Purchase Agreement dated as of May 19, 2015, between MRC Global and Mario Investments LLC.

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1.3 Amendments to Section 10.2.6. Section 10.2.6 of the Loan Agreement shall be amended to (i) delete the period at the end of clause (d) thereof and replace such period with “; and”, and (ii) add the following new clause (e) at the end of such section:

(e) MRC Global may declare and pay regularly scheduled or accumulated cash dividends to the holders of the Preferred Stock on a quarterly basis at a rate equal to 6.50% per annum.

Section 2. Conditions Precedent. Each of the amendments contained in Section 1 hereof are subject to the satisfaction of each of the following conditions precedent (the date on which all such conditions are satisfied, the “Second Amendment Effective Date”):

2.1 Second Amendment. Agent shall have received counterparts of this Amendment executed on behalf of Agent, each Loan Party and the Required Lenders.

2.2 Representations and Warranties. The representations and warranties of each Loan Party contained in the Loan Agreement (as amended hereby), this Amendment and the other Loan Documents shall be true and correct in all material respects (except to the extent that any representation and warranty is qualified by materiality in which case it shall be true and correct in all respects) on and as of the date hereof (except for representations and warranties that expressly relate to an earlier date in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

2.3 No Defaults. No Default or Event of Default shall have occurred and be continuing.

Section 3. Representations and Warranties. To induce Agent and Required Lenders to enter into this Amendment, each Loan Party hereby represents and warrants to Agent and the Lenders as follows:

3.1 Loan Document Representations and Warranties. Each representation and warranty of such Loan Party contained in the Loan Agreement and the other Loan Documents is true and correct in all material respects (except to the extent that any such representation and warranty is qualified by materiality in which case it shall be true and correct in all respects) on the date hereof (except for representations and warranties that expressly relate to an earlier date in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

3.2 Power and Authority. Each Loan Party has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Amendment and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment.

3.3 Enforceable Obligations. Each Loan Party has duly executed and delivered this Amendment and this Amendment constitutes the legal, valid and binding obligation of such Loan Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and subject to general principles of equity.

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3.4 No Violation. Neither the execution, delivery or performance by any Loan Party of this Amendment nor compliance with the terms and provisions thereof nor the consummation of the transactions contemplated hereby will (a) contravene any material provision of any Applicable Law applicable to such Loan Party, (b) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of such Loan Party or any of the Restricted Subsidiaries (other than Liens created under the Loan Documents) pursuant to, the terms of any material indenture, loan agreement, lease agreement, mortgage, deed of trust, agreement or other material instrument to which such Loan Party or any of the Restricted Subsidiaries is a party or by which it or any of its property or assets is bound or (c) violate any provision of the Organic Documents of such Loan Party or any of the Restricted Subsidiaries.

3.5 Governmental Approvals. The execution, delivery and performance of this Agreement does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except for (a) such as have been obtained or made and are in full force and effect and (b) such licenses, approvals, authorizations or consents the failure to obtain or make could not reasonably be expected to have a Material Adverse Effect.

Section 4. Miscellaneous.

4.1 Reaffirmation of Loan Documents. All of the terms and provisions of the Loan Agreement and the other Loan Documents shall, except as amended and modified hereby, remain in full force and effect and are hereby ratified and affirmed by the Loan Parties. The amendments contemplated hereby shall not limit or impair any Liens securing the Secured Obligations, which Liens are hereby ratified and affirmed by the Loan Parties. This Amendment is a Loan Document.

4.2 Reaffirmation of Guaranty. Each Guarantor hereby ratifies and affirms its guaranty obligations under Section 5.10 of the Loan Agreement and agrees that such Guarantor continues to unconditionally and irrevocably guarantee the prompt payment and performance of the Secured Obligations thereunder (which guarantee is limited, in the case of the Foreign Domiciled Loan Parties, to a guarantee of the Foreign Facility Secured Obligations).

4.3 Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

4.4 Legal Expenses. Solely to the extent required under Section 3.4 of the Loan Agreement, Borrowers hereby agree to pay on demand all reasonable fees and expenses of counsel to Agent incurred by Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

4.5 Counterparts; Execution. This Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Amendment until all Loan Parties, Required Lenders and Agent have executed a counterpart. Facsimiles or other electronic transmissions (e.g., .pdf) shall be effective as originals.

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4.6 Entire Agreement. THIS AMENDMENT, THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

4.7 Headings. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

4.8 Governing Law. This Amendment shall be governed by the laws of the State of New York, without giving effect to any conflict of law principles (but giving effect to Section 5-1401 of the New York General Obligation Law and federal laws relating to national banks).

[Remainder of page intentionally left blank. Signature page follows.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers effective as of the date and year first above written.

MCJUNKIN RED MAN CORPORATION, as a U.S. Borrower and Guarantor

By:	/s/ Elton R. Bond
Name:	Elton R. Bond
Title:	Senior Vice President and Chief Accounting Officer

GREENBRIER PETROLEUM CORPORATION as a U.S. Borrower and Guarantor

By:	/s/ Elton R. Bond
Name:	Elton R. Bond
Title:	Senior Vice President and Chief Accounting Officer

MCJUNKIN RED MAN DEVELOPMENT CORPORATION, as a U.S. Borrower and Guarantor

By:	/s/ Elton R. Bond
Name:	Elton R. Bond
Title:	Senior Vice President and Chief Accounting Officer

MIDWAY – TRISTATE CORPORATION, as a U.S. Borrower and Guarantor

By:	/s/ Elton R. Bond
Name:	Elton R. Bond
Title:	Senior Vice President and Chief Accounting Officer

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED

LOAN, SECURITY AND GUARANTEE AGREEMENT

MILTON OIL & GAS COMPANY, as a U.S. Borrower and Guarantor

By:	/s/ Elton R. Bond
Name:	Elton R. Bond
Title:	Senior Vice President and Chief Accounting Officer

MRC MANAGEMENT COMPANY, as a U.S. Borrower and Guarantor

By:	/s/ Elton R. Bond
Name:	Elton R. Bond
Title:	Senior Vice President and Chief Accounting Officer

RUFFNER REALTY COMPANY, as a U.S. Borrower and Guarantor

By:	/s/ Elton R. Bond
Name:	Elton R. Bond
Title:	Senior Vice President and Chief Accounting Officer

THE SOUTH TEXAS SUPPLY COMPANY, INC. as a U.S. Borrower and Guarantor

By:	/s/ Elton R. Bond
Name:	Elton R. Bond
Title:	Senior Vice President and Chief Accounting Officer

MRC GLOBAL INC. as a Guarantor

By:	/s/ Elton R. Bond
Name:	Elton R. Bond
Title:	Senior Vice President and Chief Accounting Officer

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED

LOAN, SECURITY AND GUARANTEE AGREEMENT

MRC GLOBAL AUSTRALIA PTY LTD, as Australian Borrower

Signed for and on behalf of MRC Global Australia Pty Ltd ACN 080 156 378 by Adnan Velic, as a director, in the presence of:	/s/ Adnan Velic
/s/ Blaise J. Benoit	Adnan Velic
Signature of witness

BLAISE J. BENOIT
Name of witness (BLOCK LETTERS)

53 Holland Road, Singapore, 258859
Address of witness

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED

LOAN, SECURITY AND GUARANTEE AGREEMENT

MRC TRANSMARK NV, as Belgian Borrower

By:	/s/ Adam Davidson
Name:	Adam Davidson
Title:	Director

MRC GLOBAL ULC, as Canadian Borrower

By:	/s/ Elton R. Bond
Name:	Elton R. Bond
Title:	Senior Vice President and Chief Accounting Officer

MRC TRANSMARK B.V., as Dutch Borrower

By:	/s/ Adam Davidson
Name:	Adam Davidson
Title:	Board Member

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED

LOAN, SECURITY AND GUARANTEE AGREEMENT

MRC GLOBAL NORWAY AS, as a Norwegian Borrower

By:	/s/ Trine S. Romuld
Name:	Trine S. Romuld
Title:	Executive Finance Director Europe

MRC SOLBERG & ANDERSEN AS, as a Norwegian Borrower

By:	/s/ Trine S. Romuld
Name:	Trine S. Romuld
Title:	Director

MRC ENERGY PIPING AS, as a Norwegian Borrower

By:	/s/ Trine S. Romuld
Name:	Trine S. Romuld
Title:	Director

MRC TEAMTRADE AS, as a Norwegian Borrower

By:	/s/ Trine S. Romuld
Name:	Trine S. Romuld
Title:	Director

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED

LOAN, SECURITY AND GUARANTEE AGREEMENT

MRC FLANGEFITT LIMITED, as a UK Borrower

By:	/s/ Trine S. Romuld
Name:	Trine S. Romuld
Title:	Executive Finance Director Europe

MRC TRANSMARK LIMITED, as a UK Borrower

By:	/s/ Trine S. Romuld
Name:	Trine S. Romuld
Title:	Director

MRC TRANSMARK (DRAGON) LIMITED, as a UK Borrower

By:	/s/ Trine S. Romuld
Name:	Trine S. Romuld
Title:	Director

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED

LOAN, SECURITY AND GUARANTEE AGREEMENT

AGENT AND LENDERS:

BANK OF AMERICA, N.A., as Agent and a U.S. Lender

By:	/s/ Mark Porter
Name:	Mark Porter
Title:	Senior Vice President

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED

LOAN, SECURITY AND GUARANTEE AGREEMENT

BANK OF AMERICA, N.A. (acting through its Canada Branch), as a Canadian Lender

By:	/s/ Sylwia Durkiewicz
Name:	Sylwia Durkiewicz
Title:	Vice President

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED

LOAN, SECURITY AND GUARANTEE AGREEMENT

BANK OF AMERICA, N.A. (acting through its London Branch), as European Security Trustee and as a Belgian Lender, a Dutch Lender, a Norwegian Lender and a UK Lender

By:	/s/ Mark Porter
Name:	Mark Porter
Title:	Senior Vice President

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED

LOAN, SECURITY AND GUARANTEE AGREEMENT

BANK OF AMERICA, N.A. (acting through its Australia Branch), as AUS-NZ Security Trustee and as an Australian Lender

By:	/s/ Mark Porter
Name:	Mark Porter
Title:	Senior Vice President

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED

LOAN, SECURITY AND GUARANTEE AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a U.S. Lender

By:	/s/ Michael P. Henry
Name:	Michael P. Henry
Title:	Duly Authorized Signatory

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED

LOAN, SECURITY AND GUARANTEE AGREEMENT

WELLS FARGO CAPITAL FINANCE CORPORATION CANADA, as a Canadian Lender

By:	/s/ David G. Phillips
Name:	David G. Phillips
Title:	Senior Vice President

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED

LOAN, SECURITY AND GUARANTEE AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, LONDON BRANCH, as an Australian Lender, a Dutch Lender, a Norwegian Lender and a UK Lender

By:	/s/ N.B. Hogg
Name:	N.B. Hogg
Title:	Authorized Signatory

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED

LOAN, SECURITY AND GUARANTEE AGREEMENT

BARCLAYS BANK PLC, as a U.S. Lender, a Canadian Lender, an Australian Lender, a Norwegian Lender and a UK Lender

By:	/s/ Marguerite Sutton
Name:	Marguerite Sutton
Title:	Vice President

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED

LOAN, SECURITY AND GUARANTEE AGREEMENT

GOLDMAN SACHS LENDING PARTNERS LLC, as a U.S. Lender

By:	/s/ Michelle Latzoni
Name:	Michelle Latzoni
Title:	Authorized Signatory

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED

LOAN, SECURITY AND GUARANTEE AGREEMENT

U.S. BANK NATIONAL ASSOCIATION, as a Co-Documentation Agent, Managing Agent, a U.S. Lender, an Australian Lender, and a Norwegian Lender

By:	/s/ Rod Swenson
Name:	Rod Swenson
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION, CANADA BRANCH, as Co-Documentation Agent, Managing Agent and a Canadian Lender

By:	/s/ John P. Rehob
Name:	John P. Rehob
Title:	VP & Principal Officer

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED

LOAN, SECURITY AND GUARANTEE AGREEMENT

SUNTRUST BANK, as a U.S. Lender

By:	/s/ Michael Dembski
Name:	Michael Dembski
Title:	Director

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED

LOAN, SECURITY AND GUARANTEE AGREEMENT

TD BANK, N.A., as a U.S. Lender

By:	/s/ Jeffrey Saperstein
Name:	Jeffrey Saperstein
Title:	Vice President

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED

LOAN, SECURITY AND GUARANTEE AGREEMENT

CITIZENS BUSINESS CAPITAL, f/k/a RBS CITIZENS BUSINESS CAPITAL, a division of CITIZENS ASSET FINANCE, INC., f/k/a RBS ASSET FINANCE, INC., as a U.S. Lender

By:	/s/ Don Cmar
Name:	Don Cmar
Title:	Vice President

RBS INVOICE FINANCE LIMITED, a subsidiary of the ROYAL BANK OF SCOTLAND GROUP PLC, as an Australian Lender, a Belgian Lender, a Dutch Lender and a UK Lender

By:	/s/ Christopher Stan Hawes
Name:	Christopher Stan Hawes
Title:	Director, UK Corporate

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED

LOAN, SECURITY AND GUARANTEE AGREEMENT

MUFG UNION BANK, N.A., a national banking institution formerly known as Union Bank, N.A., as a U.S. Lender

By:	/s/ John Watkins
Name:	John Watkins
Title:	Vice President

UNION BANK, CANADA BRANCH, as a Canadian Lender

By:	/s/ Anne Collins
Name:	Anne Collins
Title:	Vice President

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED

LOAN, SECURITY AND GUARANTEE AGREEMENT

MUFG UNION BANK, N.A., a national banking institution formerly known as Union Bank, N.A., as a Norwegian Lender

By:	/s/ John Watkins
Name:	John Watkins
Title:	Vice President

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED

LOAN, SECURITY AND GUARANTEE AGREEMENT

JPMORGAN CHASE BANK, N.A., as a U.S. Lender

By:	/s/ Jennifer Heard
Name:	Jennifer Heard
Title:	Authorized Officer

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as a Canadian Lender

By:	/s/ Auggie Marchetti
Name:	Auggie Marchetti
Title:	Authorized Officer

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED

LOAN, SECURITY AND GUARANTEE AGREEMENT

J.P. MORGAN EUROPE LIMITED, as a Norwegian Lender

By:	/s/ Tim Jacob
Name:	Tim Jacob
Title:	Senior Vice President

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED

LOAN, SECURITY AND GUARANTEE AGREEMENT

THE HUNTINGTON NATIONAL BANK, as a U.S. Lender

By:	/s/ John D. Whetstone
Name:	John D. Whetstone
Title:	Vice President

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED

LOAN, SECURITY AND GUARANTEE AGREEMENT

NYCB SPECIALTY FINANCE COMPANY, LLC, a wholly owned subsidiary of NEW YORK COMMUNITY BANK, as a U.S. Lender

By:	/s/ Tara Wrobel
Name:	Tara Wrobel
Title:	First Vice President

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED

LOAN, SECURITY AND GUARANTEE AGREEMENT

CITY NATIONAL BANK, as a U.S. Lender

By:	/s/ Robert Yasuda
Name:	Robert Yasuda
Title:	Senior Vice President

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED

LOAN, SECURITY AND GUARANTEE AGREEMENT

HSBC BANK USA, N.A., as a U.S. Lender

By:	/s/ Sarah S. Knudsen
Name:	Sarah S. Knudsen
Title:	Vice President

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED

LOAN, SECURITY AND GUARANTEE AGREEMENT

KEYBANK, N.A., as a U.S. Lender

By:	/s/ Robert T. Brown
Name:	Robert T. Brown
Title:	Vice President

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED

LOAN, SECURITY AND GUARANTEE AGREEMENT

REGIONS BANK, as a U.S. Lender and a Canadian Lender

By:	/s/ Kevin D. Padgett
Name:	Kevin D. Padgett
Title:	Senior Vice President

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED

LOAN, SECURITY AND GUARANTEE AGREEMENT

BBVA COMPASS, as a U.S. Lender, an Australian Lender, a Canadian Lender and a Norwegian Lender

By:	/s/ Michael Sheff
Name:	Michael Sheff
Title:	Senior Vice President

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED

LOAN, SECURITY AND GUARANTEE AGREEMENT

KBC BANK, N.V., as a U.S. Lender, a Dutch Lender and a Belgian Lender

By:	/s/ Lars Wallin
Name:	Lars Wallin
Title:	Director

By:	/s/ Thomas R. Lalli
Name:	Thomas R. Lalli
Title:	Managing Director

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED

LOAN, SECURITY AND GUARANTEE AGREEMENT